UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2009
NORTHFIELD LABORATORIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-24050	36-3378733
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)
1560 Sherman Avenue
Suite 1000
Evanston, Illinois 60201-4800
(Address of Principal Executive Offices and Zip Code)
(847) 864-3500
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2

Item 8.01. Other Events.
On August 7, 2009, Northfield Laboratories Inc. (the “Company” or “the Debtor”) filed the Debtor’s Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Plan”) and the Debtor’s Disclosure Statement for its Amended Plan of Liquidation (including all exhibits thereto and as amended, modified or supplemented from time to time, the “Disclosure Statement”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) on June 1, 2009.
By Order dated August 11, 2009 (the “Disclosure Statement Order”), the Bankruptcy Court approved the Disclosure Statement as containing adequate information within the meaning of section 1125 of the Bankruptcy Code. The Disclosure Statement, which includes the Plan as Appendix A thereto, is attached hereto as Exhibit 99.1. Each of the Disclosure Statement and the Plan are subject to supplementation, modification and amendment prior to confirmation of the Plan by the Bankruptcy Court.
Pursuant to the Disclosure Statement Order, the Company will mail copies of the Disclosure Statement to claim holders. Impaired claim holders will have an opportunity to vote to either accept or reject the Plan. Pursuant to the Disclosure Statement Order, the Company also will mail a notice (the “Equity Notice”) to such persons that are on the Company’s list of equity security holders. The Equity Notice, which contains a summary of the material provisions of the Plan and information regarding the confirmation hearing and procedures for objecting to the Bankruptcy Court’s confirmation of the Plan, is attached hereto as Exhibit 99.2.
On September 11, 2009 at 10:00 a.m. (prevailing Eastern Standard Time), or as soon thereafter as counsel may be heard, a hearing will be held before the Honorable Brendan L. Shannon in the Bankruptcy Court, 824 North Market Street, 6th Floor, Wilmington, Delaware 19801 to consider confirmation of the Plan (the “Confirmation Hearing”). Objections, if any, to the Bankruptcy Court’s confirmation of the Plan, including any supporting memoranda, must be in writing, be filed with the Clerk of the Court, Third Floor, 824 North Market Street, Wilmington, Delaware 19801 together with proof of service on or before September 8, 2009 at 4:00 p.m. (prevailing Eastern Standard Time). Further information and instructions regarding the Confirmation Hearing and how to object to the Plan are in the Equity Notice.
The Disclosure Statement may contain certain statements that are forward-looking statements. Words such as “expect,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements which do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, including, without limitation, those described the Disclosure Statement, the implementation of the Plan, the closing of sale transactions, natural disasters and unusual weather conditions, terrorist actions or acts of war, actions of governmental bodies and other market and competitive conditions. Holders of claims against the Company and interests in the Company are cautioned that the forward-looking statements speak as of the date made and are not guarantees of future performance. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements and the Company undertakes no obligation to update any such statements. Additional risks and uncertainties not presently known to the Company or that the Company currently believes to be immaterial may also impair the Company’s business, financial condition, results of operations and the value of the Company’s bankruptcy estate. If any of the risks occur, the Company’s business, financial condition, operating results and the value of the Company’s bankruptcy estate, as well as the Company’s ability to consummate the Plan, could be materially adversely affected.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Debtor’s Disclosure Statement for its Amended Plan of Liquidation (including Debtor’s Amended Plan of Liquidation attached thereto as Appendix A)

99.2	Equity Notice

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2009	NORTHFIELD LABORATORIES INC.

	By:	/s/ Steven A. Gould

Steven A. Gould, M.D.
Chairman of the Board and
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1	Debtor’s Disclosure Statement for its Amended Plan of Liquidation (including Debtor’s Amended Plan of Liquidation attached thereto as Appendix A)

99.2	Equity Notice